Other Warrants	3 Months Ended
Mar. 31, 2016
Accounting Changes and Error Corrections [Abstract]
Other Warrants

15. Other Warrants

Private Company Common Stock Warrants

There are no common stock warrant activities for the three months ended March 31 2016: As of March 31, 2016, were 179,149 Private Company common stock warrants issued and outstanding. The warrants were cancelled immediately before the Merger on May 3, 2016.

Private Company Preferred Stock Warrants

In February 2015, the Company issued warrants to a Series D investor warrants to purchase 3,750 Private Company Series D shares. The exercise price of the warrants are $10.00 per share. All Series D warrants were exercised and converted to Private Company common stock as part of the conversion the Private Company Series D shares. All Private Company Series D shares and Private Company common shares were retired and cancelled immediately prior to the 2016 Merger outlined in note 20 below.